EXHIBIT 99.1

From:    SANFORD TELLER COMMUNICATIONS                   May 3, 2005
         1365 York Avenue
         New York, NY 10021
         (212) 717-0332

For:     MORTON'S RESTAURANT GROUP, INC.                 FOR IMMEDIATE RELEASE
                                                         ---------------------
         3333 New Hyde Park Road
         New Hyde Park, NY  11042
         (516) 627-1515
         www.mortons.com


Contact:   THOMAS J. BALDWIN, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER,
           ---------------------------------------------------------------------
           MORTON'S RESTAURANT GROUP, INC.
           -------------------------------

MORTON'S RESTAURANT GROUP REPORTS 2005 FIRST QUARTER RESULTS

New Hyde Park, NY....Morton's Restaurant Group, Inc. today reported revenues for the fiscal 2005 first quarter ended April 3, 2005 of $77,191,000, up 5.8% versus fiscal 2004 first quarter revenues of $72,981,000. Net income for the fiscal 2005 first quarter was $2,154,000. Included in fiscal 2005 first quarter is $648,000 of pretax gain on sale of an investment. This compares to fiscal 2004 first quarter net income of $1,909,000. Morton's comparable restaurant revenues increased 0.7% for the fiscal 2005 first quarter. Easter fell within the first quarter of fiscal 2005 but not the first quarter of fiscal 2004.

         During the fiscal 2005 first quarter, the Company opened new Morton's restaurants in Bethesda, MD, Charlotte, NC and Chicago, IL. The Company has executed agreements to open new Morton's restaurants in Atlantic City, NJ, Troy, MI and Ft. Lauderdale, FL.

         As of April 3, 2005, Morton's Restaurant Group owned and operated 72 restaurants (68 Morton's, of which 64 are in the United States and one each in Hong Kong, Singapore, Toronto and Vancouver, as well as 4 Bertolini's Authentic Trattorias).


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FORWARD-LOOKING STATEMENTS

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED IN THIS NEWS RELEASE, THE MATTERS ADDRESSED ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, RISKS OF THE RESTAURANT INDUSTRY, INCLUDING A HIGHLY COMPETITIVE INDUSTRY WITH MANY WELL-ESTABLISHED COMPETITORS WITH GREATER FINANCIAL AND OTHER RESOURCES THAN THE COMPANY, THE IMPACT OF CHANGES IN CONSUMER TASTES, LOCAL, REGIONAL AND NATIONAL ECONOMIC AND MARKET CONDITIONS, RESTAURANT PROFITABILITY LEVELS, EXPANSION PLANS, DEMOGRAPHIC TRENDS, TRAFFIC PATTERNS, EMPLOYEE AVAILABILITY, BENEFITS AND COST INCREASES, PRODUCT SAFETY AND AVAILABILITY, GOVERNMENT REGULATION, THE COMPANY'S ABILITY TO MAINTAIN ADEQUATE FINANCING FACILITIES AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ACTUAL RESULTS MAY VARY. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT.

                         MORTON'S RESTAURANT GROUP, INC.
                             (amounts in thousands)
                                   (unaudited)


                                               CONSOLIDATED STATEMENTS OF INCOME
                                               ---------------------------------

                                                        THREE MONTHS ENDED
                                                        ------------------

                                                     April 3,         April 4,
                                                       2005             2004
                                                       ----             ----

Revenues                                             $77,191          $72,981

Food and beverage costs                               25,855           24,472
Restaurant operating expenses                         34,776           32,598
Pre-opening costs, depreciation, amortization and
   non-cash charges                                    2,724            1,634
General and administrative expenses                    5,199            4,886
Marketing and promotional expenses                     1,423            2,629
Costs associated with repayment of certain debt          174              264
(Gain) on sale of investment                           (648)                -
Interest expense, net                                  2,681            3,071
Management fee paid to related party                     700              700
                                                         ---              ---

     Income before income taxes                        4,307            2,727

Income tax expense                                     2,153              818
                                                       -----              ---

     Net income                                       $2,154           $1,909
                                                      ======           ======






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Number of restaurants at:

     Beginning of periods                                 69               68
     End of periods                                       72               68





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